The American Funds Group/r/

American Mutual Fund
Annual Report for the year ended October 31, 2000

[photograph of a lake]





AMERICAN MUTUAL FUND/r/

American Mutual Fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

American Mutual Fund strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTION PAID IN CALENDAR 2000
For tax purposes, here are the income dividends and capital gain distribution shareholders received in calendar 2000.

INCOME DIVIDENDS PER SHARE:
$0.185 paid 3/16/00
$0.185 paid 6/26/00
$0.185 paid 9/25/00
$0.185 paid 12/8/00

CAPITAL GAIN DISTRIBUTION PER SHARE:
$1.255 paid 12/8/00

A Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 2000, will be mailed to you with Your American Funds Tax Guide in late January.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2000 (the most recent calendar quarter):

                                                       10 years      5 years      1 year
CLASS A SHARES:
reflecting 5.75% maximum sales charge
   Total return                                        +242.61%      +72.20%      -4.47%
   Average annual compound return                      +13.10        +11.48       -


CLASS B SHARES: from March 15, 2000,
when B shares first became available
   Total return reflecting 5% maximum
     contingent sales charge (CDSC)
     (payable only if shares are sold)                 -             -            +5.28*
   not reflecting CDSC                                 -             -            +10.28*

* Reflects total return for the period March 15, 2000, through September 30,
2000.


Please see the back cover for important information about Class A and B shares.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

About our cover: Sunrise in Tahquamenon Falls Park, Michigan.





FELLOW INVESTORS:

American Mutual Fund's 2000 fiscal year, which ended October 31, provided dramatic evidence of what can happen when speculative excess takes over equity markets. After running up sharply on the coattails of investor enthusiasm for Internet and other technology stocks, markets generally fell as the Internet bubble burst. Much as it has for five decades, American Mutual Fund avoided following the crowd and produced a year the opposite of the broad market trends
- lagging during the speculative upswing and gaining as the markets dropped.

The experience illustrated once again the validity of the fund's three objectives: current income, capital growth and conservation of principal. Investors received steady income during the year, with quarterly dividends totaling 74 cents a share. The fund also paid a $5.045 a share capital gain in December 1999. The fund's shareholders earned a 2.9% income return, far outpacing the 1.2% income return of Standard & Poor's 500 Stock Composite Index, an unmanaged measure of the U.S. stock market heavily weighted by large stocks. The fund paid a capital gain of $1.255 a share on December 8, 2000.

The total return for the fiscal year, measuring the change in value assuming dividends were reinvested, was 1.2%. While that trailed the 6.1% total return of the S&P 500 and was far below the fund's lifetime 13.0% average annual compound return, the full-year result hardly tells the story of what happened during the period.


A TALE OF TWO MARKETS

In March, the market reached a fundamental turning point, the magnitude of which has been seen only a few times in the past 100 years. Indeed, the last time we saw such a shift was in 1973. To appreciate the shift, a little background is helpful. When the fund's fiscal year began, the major market indexes, especially the S&P 500 and the Nasdaq, were continuing their unprecedented gains. But the results in these tech-heavy indexes did not represent what was happening in the broader market. In fact, from March 1998 to March 2000, while the S&P 500 racked up 15%-plus annual gains, the majority of the 3,000-plus stocks on the New York Stock Exchange lost value.

By the spring of this year, companies that paid no dividends accounted for 25% of the S&P 500's capitalization, and the index was valued at 30 times earnings. In other words, investors were paying $30 for every $1 in annual earnings. Meanwhile, the S&P 500 was earning only 1.1% in dividend income. In such a low-yield environment, the principal way investors earn money is if stock prices rise. But by March, prices were so far out of line with economic fundamentals that reason finally returned to the market. This was especially true for many of the Internet-related and tech stocks that had no earnings and little hope of producing any in the near future. At this point, the "dot-com" bubble burst.

While the S&P 500 was making its record-breaking ascent, American Mutual Fund continued to pursue its three objectives. Its portfolio, consisting primarily of income-producing stocks, was earning more than three times the income of the index, and the fund's equities were only half as richly valued in relation to earnings. Not surprisingly, the results of American Mutual Fund's portfolio of well-established, dividend-paying companies differed greatly from the results of the tech-heavy S&P 500.

During the final speculative surge to the market peak (November 1, 1999 to March 24, 2000), the S&P 500 gained 12.4%. In that same period, American Mutual Fund lost 7.1%. But from that peak to the end of the fiscal year, the S&P 500 lost 5.6%, while American Mutual Fund gained 8.9%.

The downturn in the tech-dominated Nasdaq market was even more remarkable. After gaining an incredible 70.2% from the beginning of the fiscal year to March 10, the index lost a third of its value, recovered some, then sank to new lows this fall. Indeed, in November, the Nasdaq lost an additional 22.9% while American Mutual Fund lost only 1.1%.


MITIGATING VOLATILITY

Investors must expect stock prices to rise and fall. We believe, though, that the volatility of the fund can be mitigated by careful selection guided by sensible criteria. In fact, in American Mutual Fund's 50-year history, the S&P 500 has lost more than 14% on 11 occasions. Each time, the fund declined less than the market. In the feature beginning on page 6, we take a closer look at how the fund's disciplined approach to investing has helped it reach its three goals and dampen volatility.

To achieve this, we strive to build a portfolio of long-term holdings that will ride out market cycles, preserving shareholders' capital while giving them the opportunity for growth and providing current income. We believe American Mutual Fund's resilience during the recent market downturn has once again shown the value of the three objectives.

We look forward to reporting to you again in six months.

Cordially,

James K. Dunton
Chairman of the Board

Robert G. O'Donnell
President

December 13, 2000
James W. Ratzlaff, who served as President of American Mutual Fund from 1986 to 1993 and as an officer and director of the fund from 1969 to 2000, has retired. The Directors thank him for his many contributions to the fund's success.



THE VALUE OF A LONG-TERM PERSPECTIVE
RESULTS OF A $10,000 INVESTMENT IN AMERICAN MUTUAL FUND

For more than 50 years, American Mutual Fund has been providing investors with an opportunity to achieve their financial goals. A meaningful way to compare the fund's results with the return on other investments is through its "total return."

Total return is a combination of income return and capital results. This chart illustrates an assumed $10,000 investment in American Mutual Fund from February 21, 1950 - when the fund began operations - through October 31, 2000. The table beneath the chart shows the fund's total return in each of the 50 full fiscal years, broken down into its income and capital components.

As you can see, during this period a $10,000 investment in the fund, with all dividends reinvested, would have grown to $4,639,408.

Incidentally, over the fund's lifetime, $10,000 in a savings account, with all interest compounded, would have grown to $119,474./4/

You can use this table to estimate how the value of your own holding has grown over the years. Let's say, for example, that you have been reinvesting all your dividends and want to know how your investment has done since the end of 1990. At the time, the table indicates the value of the investment illustrated here was $1,239,341. Since then, it has more than tripled to $4,639,408. Thus, in the same period, the value of your 1990 investment - regardless of its size - also has more than tripled.

[begin table]
AVERAGE ANNUAL COMPOUND RETURNS BASED ON THE MAXIMUM OFFERING PRICE* For periods ended 10/31/00

Ten Years                 +13.44%
Five Years                +12.07%
One Year                   -4.63%

* Assumes reinvestment of all distributions and payment of the 5.75% sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $25,000 or more.
[end table]


[begin mountain chart]

Value added by reinvestment of dividends

$5,549,190 S&P 500 with dividends reinvested

$4,639,408 /1/,/2/ American Mutual Fund with dividends reinvested

$620,070 /1/,/3/ American Mutual Fund with dividends excluded

$119,474 /4/ Average savings institution with interest compounded

$10,000 /1/ original investment


Date          American Mutual Fund             American Mutual Fund
              with dividends reinvested (000's)   with dividends excluded
                                               (000's)

2/21/50       $9.4                             $9.4

7/13/50       9.0                              8.9

10/7/50       10.3                             10.1

10/31/50      10.0                             9.7

10/31/51      12.2                             11.3

7/16/52       13.4                             12.2

10/31/52      13.2                             11.7

3/19/53       14.6                             12.9

9/14/53       13.0                             11.3

10/31/53      14.1                             12.0

10/31/54      19.3                             15.9

9/23/55       26.7                             21.6

10/31/55      25.1                             20.1

8/2/55        31.9                             25.0

10/31/56      29.7                             23.1

12/31/56      30.8                             24.1

10/22/57      26.8                             20.3

10/31/57      28.1                             21.2

1/2/58        27.9                             20.9

9/30/58       34.8                             25.7

10/31/58      36.1                             26.5

8/3/59        43.5                             31.3

10/31/59      41.5                             29.7

12/31/59      43.3                             31.0

9/28/60       40.3                             28.0

10/31/60      40.9                             28.4

10/31/61      54.3                             36.8

12/12/61      57.1                             38.7

6/25/62       42.7                             28.5

10/31/62      46.6                             30.7

10/31/63      61.3                             39.3

10/31/64      71.4                             44.6

6/28/65       70.4                             43.5

10/31/65      79.9                             48.8

12/17/65      82.3                             50.2

10/7/66       71.7                             42.5

10/31/66      77.6                             46.1

1/4/67        79.9                             47.1

9/25/67       98.6                             57.3

10/31/67      92.8                             53.6

3/25/68       89.2                             51.1

10/31/68      109.6                            61.3

11/29/68      115.0                            64.3

10/9/69       98.4                             53.0

10/31/69      103.2                            55.7

5/26/70       78.4                             41.4

10/31/70      93.3                             48.1

4/29/71       121.0                            61.1

10/31/71      113.0                            56.0

11/23/71      106.4                            52.8

8/23/72       128.1                            61.7

10/31/72      125.2                            59.7

12/11/72      136.0                            64.9

8/22/73       112.2                            51.9

10/31/73      124.8                            57.1

3/14/74       126.3                            57.1

10/3/74       91.0                             38.8

10/31/74      105.1                            45.0

12/6/74       96.9                             41.5

7/15/75       138.2                            56.9

10/31/75      132.2                            53.3

12/5/75       130.3                            52.6

9/21/76       174.0                            68.0

10/31/76      167.4                            64.3

12/31/76      182.7                            70.1

10/31/77      176.4                            64.6

1/26/78       175.8                            63.5

9/12/78       229.3                            80.8

10/31/78      198.8                            69.1

10/5/79       257.9                            86.4

10/31/79      232.8                            77.0

10/15/80      315.9                            100.7

10/31/80      303.6                            95.4

6/23/81       350.4                            107.6

9/25/81       317.8                            96.4

10/31/81      334.1                            99.9

8/10/82       334.4                            93.8

10/22/82      434.7                            120.5

10/31/82      426.4                            118.2

1/3/83        444.3                            120.5

10/10/83      562.8                            149.6

10/31/83      544.9                            143.3

11/29/83      564.8                            148.5

7/24/84       507.7                            128.7

10/31/84      577.2                            144.4

1/4/85        583.5                            144.2

7/17/85       705.0                            170.3

10/31/85      701.8                            167.6

9/4/86        936.5                            217.0

10/31/86      913.1                            209.4

8/25/87       1,136.9                          253.2

10/19/87      886.3                            195.6

10/31/87      960.9                            212.1

12/4/87       893.6                            197.3

6/22/88       1,071.4                          229.9

10/31/88      1,081.2                          227.1

1/3/89        1,071.7                          220.6

10/31/89      1,299.8                          259.4

12/13/89      1,346.6                          268.7

10/31/90      1,239.3                          235.2

1/9/91        1,280.5                          238.5

8/28/91       1,533.1                          279.4

10/31/91      1,544.4                          278.5

12/10/91      1,500.8                          267.7

8/3/92        1,715.8                          299.7

10/31/92      1,690.0                          292.2

12/4/92       1,721.0                          294.5

10/15/93      2,018.7                          335.9

10/31/93      2,004.9                          333.6

11/1/93       2,003.1                          333.3

4/4/94        1,902.0                          313.6

10/31/94      2,039.9                          326.4

12/8/94       1,968.4                          311.8

10/19/95      2,505.2                          386.1

10/31/95      2,473.4                          381.2

1/10/96       2,579.7                          394.3

10/21/96      2,965.1                          442.2

10/31/96      2,940.7                          438.6

12/16/96      2,977.6                          440.7

10/7/97       3,809.7                          552.3

10/31/97      3,652.2                          529.4

1/9/98        3,718.5                          535.7

4/17/98       4,289.1                          614.0

10/31/98      4,205.5                          594.2

11/23/98      4,395.6                          621.0

12/14/99      4,240.0                          595.3

10/31/99      4,584.2                          631.8

11/16/00      4,643.6                          640.0

3/7/00        3,918.1                          536.6

10/31/00      4,639.4                          620.1


Date                  S&P with Dividends
                      reinvested

2/21/50               $10,000

10/24/50              9,942

10/31/50              11,945

12/4/50               12,654

10/15/51              15,658

10/31/51              15,060

11/24/51              14,640

8/8/52                17,572

10/31/52              17,076

1/5/53                18,860

9/14/53               16,520

10/31/53              18,088

11/17/53              17,875

10/6/54               25,447

10/31/54              24,608

11/1/54               24,693

9/23/55               36,622

10/31/55              34,277

11/1/55               34,228

8/2/56                41,502

10/31/56              38,383

7/15/57               42,558

10/22/57              34,124

10/31/57              35,945

12/18/57              34,474

10/13/58              46,989

10/31/58              46,725

11/25/58              46,443

8/3/59                56,587

10/31/59              54,057

1/5/60                57,238

10/25/60              50,873

10/31/60              51,934

11/1/60               52,469

10/31/61              68,836

12/12/61              72,869

6/26/62               53,283

10/3162               58,613

11/1/62               59,235

10/28/63              79,804

10/31/63              79,300

11/22/63              74,586

10/12/64              94,164

10/31/64              93,745

6/28/65               91,596

10/27/65              105,390

10/31/65              105,287

2/9/66                108,094

10/7/66               86,244

10/31/66              94,491

11/22/66              93,866

9/25/67               117,941

10/31/67              114,315

3/5/68                107,666

10/21/68              131,854

10/31/68              129,870

11/29/68              136,099

7/29/69               115,044

10/31/69              126,055

11/10/69              127,468

5/26/70               91,431

10/31/70              112,074

11/18/70              111,454

4/28/71               143,317

10/31/71              130,925

11/23/71              125,270

8/14/72               159,816

10/31/72              159,556

1/11/73               173,164

8/22/73               146,938

10/31/73              159,492

11/1/73               158,609

10/3/74               95,773

10/31/74              113,642

12/6/74               99,971

7/15/75               152,167

10/31/75              143,265

12/5/75               139,693

9/21/76               178,535

10/31/76              172,008

12/31/76              181,519

10/25/77              159,037

10/31/77              161,378

3/6/78                153,947

9/12/78               194,618

10/31/78              171,525

11/14/78              170,309

10/5/79               216,142

10/31/79              197,786

3/27/80               193,426

10/15/80              274,076

10/31/80              261,305

11/28/80              288,057

9/25/81               239,589

10/31/81              262,733

8/12/82               230,795

10/20/82              318,251

10/31/82              305,634

11/23/82              303,851

10/10/83              412,607

10/31/83              390,859

7/24/84               365,687

9/17/84               417,762

10/31/84              415,486

12/13/84              404,779

7/17/85               505,646

10/31/85              495,859

11/4/85               499,595

9/4/86                680,720

10/31/86              660,216

11/18/86              640,733

8/25/87               932,590

10/31/87              702,093

12/4/87               624,380

10/21/88              819,646

10/31/88              806,094

11/16/88              762,318

10/9/89               1,076,229

10/31/89              1,018,080

7/16/90               1,131,651

10/11/90              915,124

10/31/90              941,575

11/7/90               947,800

8/28/91               1,260,242

10/31/91              1,257,024

11/29/91              1,201,805

9/14/92               1,392,901

10/31/92              1,381,809

11/4/92               1,376,638

10/15/93              1,593,188

10/31/93              1,587,521

2/2/94                1,646,440

4/4/94                1,509,846

10/31/94              1,648,956

12/8/94               1,555,049

10/19/95              2,116,296

10/31/95              2,083,582

11/1/95               2,093,328

10/18/96              2,604,457

10/31/96              2,584,121

11/1/96               2,578,625

10/7/97               3,669,429

10/31/97              3,413,757

11/12/97              3,381,434

7/17/98               4,479,123

10/31/98              4,164,055

11/3/98               4,210,180

7/16/99               5,428,093

10/31/99              5,232,508

3/24/00               5,880,330

10/12/00              5,162,447

10/31/00              5,549,190




Year ended October 31          1950/#/        1951           1952           1953           1954            1955
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends reinvested/5/        $310           533            524            579            613             667
Value at year-end/1/           $10,018        12,234         13,163         14,076         19,261          25,050
Dividends excluded/6/          $307           507            480            508            515             545
Value at year-end/1/           $9,708         11,334         11,710         12,009         15,876          20,087
ANNUAL PERCENTAGE RETURNS ASSUMING REINVESTMENT OF DIVIDENDS
Income return/1/               3.1%           5.3            4.3            4.4            4.4             3.5
Capital results/1/             (2.9%)         16.8           3.3            2.5            32.4            26.6
AMF Total Return               0.2%           22.1           7.6            6.9            36.8            30.1


Year ended October 31          1956           1957           1958           1959           1960            1961
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends reinvested/5/        789            911            1,010          1,050          1,210           1,257
Value at year-end/1/           29,651         28,050         36,140         41,488         40,864          54,348
Dividends excluded/6/          627            702            754            764            854             867
Value at year-end/1/           23,142         21,241         26,511         29,668         28,371          36,806
ANNUAL PERCENTAGE RETURNS ASSUMING REINVESTMENT OF DIVIDENDS
Income return/1/               3.1            3.1            3.6            2.9            2.9             3.1
Capital results/1/             15.3           (8.5)          25.2           11.9           (4.4)           29.9
AMF Total Return               18.4           (5.4)          28.8           14.8           (1.5)           33.0



Year ended October 31          1962           1963           1964           1965           1966            1967
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends reinvested/5/        1,372          1,523          1,697          1,844          2,271           2,568
Value at year-end/1/           46,572         61,289         71,355         79,919         77,646          92,836
Dividends excluded/6/          921            993            1,079          1,143          1,372           1,507
Value at year-end/1/           30,677         39,309         44,625         48,769         46,067          53,558
ANNUAL PERCENTAGE RETURNS ASSUMING REINVESTMENT OF DIVIDENDS
Income return/1/               2.5            3.3            2.8            2.6            2.8             3.3
Capital results/1/             (16.8)         28.3           13.6           9.4            (5.6)           16.3
AMF Total Return               (14.3)         31.6           16.4           12.0           (2.8)           19.6


Year ended October 31          1968           1969           1970           1971           1972            1973
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends reinvested/5/        3,154          3,762          4,168          4,424          4,711           5,069
Value at year-end/1/           109,585        103,215        93,358         112,999        125,226         124,799
Dividends excluded/6/          1,796          2,076          2,209          2,244          2,304           2,380
Value at year-end/1/           61,257         55,651         48,100         56,017         59,737          57,130
ANNUAL PERCENTAGE RETURNS ASSUMING REINVESTMENT OF DIVIDENDS
Income return/1/               3.4            3.4            4.0            4.7            4.2             4.0
Capital results/1/             14.6           (9.2)          (13.6)         16.3           6.6             (4.3)
AMF Total Return               18.0           (5.8)          (9.6)          21.0           10.8            (0.3)


Year ended October 31          1974           1975           1976           1977           1978            1979
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends reinvested/5/        7,273          7,300          7,881          8,604          9,989           11,322
Value at year-end/1/           105,121        132,196        167,378        176,433        198,946         232,804
Dividends excluded/6/          3,258          3,055          3,123          3,244          3,583           3,860
Value at year-end/1/           44,985         53,330         64,276         64,555         69,119          76,959
ANNUAL PERCENTAGE RETURNS ASSUMING REINVESTMENT OF DIVIDENDS
Income return/1/               5.8            6.9            6.0            5.1            5.7             5.7
Capital results/1/             (21.6)         18.9           20.6           0.3            7.1             11.3
AMF Total Return               (15.8)         25.8           26.6           5.4            12.8            17.0


Year ended October 31          1980           1981           1982           1983           1984            1985
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends reinvested/5/        13,854         16,351         26,841         26,227         26,606          30,124
Value at year-end/1/           303,583        334,115        426,436        544,914        577,158         701,833
Dividends excluded/6/          4,491          5,044          7,807          7,122          6,867           7,403
Value at year-end/1/           95,432         99,944         118,168        143,286        144,418         167,598
ANNUAL PERCENTAGE RETURNS ASSUMING REINVESTMENT OF DIVIDENDS
Income return/1/               6.0            5.4            8.0            6.2            4.9             5.2
Capital results/1/             24.4           4.7            19.6           21.6           1.0             16.4
AMF Total Return               30.4           10.1           27.6           27.8           5.9             21.6



Year ended October 31          1986           1987           1988           1989           1990            1991
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends reinvested/5/        34,058         39,285         50,009         59,908         66,101          71,766
Value at year-end/1/           913,068        960,885        1,081,197      1,299,783      1,239,341       1,544,407
Dividends excluded/6/          8,006          8,876          10,831         12,336         12,953          13,356
Value at year-end/1/           209,414        212,116        227,086        259,386        235,204         278,500
ANNUAL PERCENTAGE RETURNS ASSUMING REINVESTMENT OF DIVIDENDS
Income return/1/               4.9            4.3            5.2            5.5            5.1             5.8
Capital results/1/             25.2           0.9            7.3            14.7           (9.8)           18.8
AMF Total Return               30.1           5.2            12.5           20.2           (4.7)           24.6


Year ended October 31          1992           1993           1994           1995           1996            1997
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends reinvested/5/        67,509           70,887       76,471         83,156         90,173          95,004
Value at year-end/1/           1,690,010      2,004,855      2,039,865      2,473,435      2,940,729       3,652,188
Dividends excluded/6/          11,977         12,073         12,540         13,110         13,725          14,010
Value at year-end/1/           292,156        333,582        326,418        381,224        438,613         529,422
ANNUAL PERCENTAGE RETURNS ASSUMING REINVESTMENT OF DIVIDENDS
Income return/1/               4.4            4.2            3.8            4.1            3.6             3.2
Capital results/1/             5.0            14.4           (2.1)          17.2           15.3            21.0
AMF Total Return               9.4            18.6           1.7            21.3           18.9            24.2


Year ended October 31          1998           1999           2000
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends reinvested/5/        104,111        110,493        132,206
Value at year-end/1/           4,205,452      4,584,179      4,639,408
Dividends excluded/6/          14,946         15,466         18,012
Value at year-end/1/           594,159        631,824        620,070
ANNUAL PERCENTAGE RETURNS ASSUMING REINVESTMENT OF DIVIDENDS
Income return/1/               2.9            2.6            2.9
Capital results/1/             12.2           6.4            (1.7)
AMF Total Return               15.1           9.0            1.2

Average
annual
compound
return for
AMF's
Lifetime
4.16%
8.72
12.88%/1/

Past results are not predictive of future results.

The S&P 500 Index is unmanaged, and does not reflect sales charges, commissions or expenses and cannot be invested in directly.

/#/ Fund began operations February 21, 1950.
/1/ These figures, unlike those shown earlier in this report, reflect payment of the 5.75% sales charge on the $10,000 investment. Thus, the net amount invested was $9,425. The maximum sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.
/2/ Includes reinvested capital gain distributions totaling $2,512,617 in the years 1950 - 2000 and reinvested dividends. The total "cost" of this investment was $1,399,525 ($10,000 plus $1,389,525 in reinvested dividends).
/3/ Includes reinvested capital gain distributions taken in shares totaling
    $438,148 but does not reflect income dividends taken in cash.
/4/ Reflects all kinds of savings deposits, including longer term certificates.
    Unlike investments in the fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983. Results based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board.
/5/ Includes special dividends of $1,691 in 1974, $989 in 1975, $7,524 in 1982,
    $3,967 in 1983, $6,064 in 1988, $9,850 in 1989, $9,497 in 1990 and $8,996
    in 1991.
/6/ Includes special dividends of $746 in 1974, $407 in 1975, $2,251 in 1982,
    $1,099 in 1983, $1,339 in 1988, $2,069 in 1989, $1,895 in 1990 and $1,707
    in 1991.

The fund's 30-day yield as of November 30, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 2.91%.
[end mountain chart]


INVESTMENT DISCIPLINE -
A key to long-term success

Carl von Clausewitz, a 19th-century Prussian military strategist, once gave some advice that is as relevant in today's stock market as it was on the battlefield: "Beware the vividness of transient events."

While von Clausewitz's insight may not be taught in business school, it does highlight a principle and challenge of long-term investment success - and one of the main reasons American Mutual Fund has been able to meet its goal of providing current income, capital growth and conservation of principal over its lifetime. The fund's investment professionals know that long-term success requires the discipline to concentrate on their objective and avoid getting caught in the day-to-day tumult of the market.

In the next few pages, we'll look at how the factors that help the fund's managers stay focused on its long-term objectives have benefited shareholders over time.

- First, the fund's eligible list, approved by the board of directors, defines the universe of choices available to the portfolio counselors and analysts.

- Secondly, the fund's objective of paying above-average dividends requires the fund's analysts and portfolio counselors to focus on an investment's ability to generate income.

- Third, the fund focuses only on companies that are leaders in their industries. These companies have been, in most cases, good long-term investments.

- Finally, there is the experience of the fund's managers. Three of the fund's six portfolio counselors have more than 35 years of experience, one has 28 years of experience and the two newest have 15 years and 10 years of experience. This level of experience, which for most counselors includes the long bear market of 1973 - 74 and the crash in 1987, as well as bull markets, fads and short-term bubbles, gives them a long-term perspective rarely found in the investment business.


[Begin Sidebar]
9,000
[illustration of 11 trees]
Approximate
Number of Stocks
in the U.S. Market

300
[illustration of 3 trees]
Approximate
Number of Stocks
on American Mutual
Fund's Eligible List

125
[illustration of 1 tree]
Approximate
Number of Stocks
in American Mutual
Fund's Portfolio
[End Sidebar]


DEFINING THE FIELD

More than 9,000 stocks are listed on the major U.S. exchanges. Trying to understand each company would be daunting for even the most seasoned investment professional. That's one reason why American Mutual Fund can benefit from an "eligible list" of high-quality stocks. The list, which is continually updated with approval of the fund's directors, currently contains about 300 companies. Only companies that pay dividends, are based in the United States or included in Standard & Poor's 500 Stock Composite Index, and are considered major factors in their industries are considered for eligibility.

"I think the eligible list helps you concentrate your efforts where they can be the most productive for the fund," says James Dunton, the fund's chairman and a portfolio counselor. "You could waste a lot of time studying all the initial public offerings and searching through thousands of stocks in the market. With an eligible list, you can concentrate your research on a few hundred of the best companies."
[begin sidebar]
"Current Income"
[end sidebar]



THE DISCIPLINE OF DIVIDENDS

The first goal you read in American Mutual Fund's annual reports or in its prospectus is providing current income. The fund has consistently met this goal by investing only in stocks that pay dividends. While the fund's income has been stable and grown steadily, the percentage return has fluctuated with interest rates and the return of financial instruments over its 50-year history. Still, it has earned a higher income return than the S&P 500 in 23 of the past 25 fiscal years.
The stipulation that every holding pay a dividend helps the investment professionals focus on seasoned companies with good records, says Dale Harvey, one of the fund's recent portfolio counselor appointees.

"Companies that have the discipline of paying and increasing dividends every year are typically well-managed. The process of paying meaningful dividends requires management to pay more attention to the capital allocation process than it might have without dividends."
Dividends also play a key role in a portfolio's growth. Over the past 50 years, reinvested dividends have contributed 31% of the S&P 500's annualized total return.

Of course, at times this focus on dividends means forgoing some promising investments. In the past few years, many of the fastest growing U.S. companies haven't paid dividends and thus didn't make the fund's eligible list. The omission of a few rapidly growing stocks can mean the fund doesn't keep pace during a bull market. But it's important to remember that rapidly rising stocks are often the most volatile. They may not be well-suited for the fund because American Mutual Fund is dedicated to conservation of principal as well as providing income and growth.

During the many periods of dramatic market volatility over the fund's lifetime, the benefit of its conservative investment approach has been apparent. The S&P 500 has fallen more than 14% on 11 occasions during the fund's lifetime. Each time, American Mutual Fund declined less than the market (see chart on pages 10 and 11). The fund has held true to form in 2000. Between March 10, when the Nasdaq reached its peak, and the end of the fund's fiscal year on October 31, the Nasdaq, home to many of the fastest growing stocks in recent years, lost 33.3% while American Mutual Fund gained 16.7%.

[Begin Sidebar]
MEASURING THE MARKET

Date                  S&P 500             AMF                   VALUE LINE
10/31/97              $10,000.00          $10,000.00            $10,000.00
11/30/97              $10,446.34          $10,374.92            $10,081.09
12/31/97              $10,610.68          $10,513.70            $10,177.18
1/31/98               $10,718.38          $10,502.90            $10,018.82
2/28/98               $11,473.48          $10,952.82            $10,746.35
3/31/98               $12,046.53          $11,420.74            $11,197.92
4/30/98               $12,155.87          $11,399.14            $11,221.44
5/31/98               $11,927.03          $11,251.57            $10,747.02
6/30/98               $12,397.41          $11,237.17            $10,677.58
7/31/98               $12,253.41          $11,157.99            $9,981.41
8/31/98               $10,466.90          $10,139.37            $8,215.21
9/30/98               $11,119.99          $10,524.50            $8,584.13
10/31/98              $12,012.86          $11,222.77            $9,147.48
11/30/98              $12,723.13          $11,525.12            $9,498.25
12/31/98              $13,440.40          $11,759.69            $9,791.91
1/31/99               $13,991.58          $11,656.57            $9,656.39
2/28/99               $13,539.90          $11,601.05            $9,099.99
3/31/99               $14,065.17          $11,660.54            $9,167.19
4/30/99               $14,598.86          $12,513.27            $9,978.27
5/31/99               $14,234.32          $12,477.57            $10,083.55
6/30/99               $15,009.21          $12,652.08            $10,432.76
7/31/99               $14,528.22          $12,307.03            $10,153.88
8/31/99               $14,437.36          $12,013.53            $9,700.52
9/30/99               $14,025.15          $11,616.91            $9,355.12
10/31/99              $14,902.28          $11,934.21            $9,287.70
11/30/99              $15,186.34          $11,724.00            $9,391.18
12/31/99              $16,064.78          $11,457.37            $9,655.05
1/31/00               $15,247.03          $11,010.23            $9,175.48
2/29/00               $14,940.44          $10,279.42            $9,007.71
3/31/00               $16,385.47          $11,140.04            $9,601.74
4/30/00               $15,880.87          $11,216.97            $9,402.16
5/31/00               $15,532.84          $11,558.34            $9,160.92
6/30/00               $15,904.60          $10,827.53            $9,135.61
7/31/00               $15,644.70          $11,000.61            $9,170.10
8/31/00               $16,594.31          $11,462.18            $9,752.49
9/30/00               $15,706.80          $11,418.91            $9,404.40
10/31/00              $15,629.06          $11,712.00            $9,191.16

Total Returns         +56.3%              +17.1%                -8.1%

S&P 500
$15,629
(+56.3%)

AMF
$11,712
(+17.1%)

VALUE LINE
$9,191
(-8.1%)

What the market is doing can be difficult to describe. The chart above, based on a hypothetical $10,000 investment, shows that the S&P 500's recent gains masked a decline in the broader market. Without including income, the S&P 500 gained 56.3% in the past three fiscal years. But at the same time, the Value Line Index, an average of 1,650 equally weighted stocks, lost 8.1%. American Mutual Fund made steady gains during that period, increasing 17.1% without dividends and 27.0% with dividends reinvested. American Mutual Fund did not participate in the S&P 500's full upswing but when the index lost 6.4% between late March and October 31, 2000, the fund gained 7.2% without income reinvested.
[End Sidebar]


The determination to invest only in dividend-paying stocks has contributed to the fund's remarkable record by providing income that can offset a decline in price. But there is another, less tangible element in this success - maintaining the discipline to invest only in companies that are a major factor in their industry.

[Begin Sidebar]
"Capital Growth"
[End Sidebar]


STICKING WITH THE LEADERS

"We're careful to focus on well-established companies," explains Alan Berro, a portfolio counselor. "This is important because it helps us differentiate between a stock that may be doing well at the moment and a company that's a leader in its industry."

Even the best companies have ups and downs, but over long periods we believe their stocks should appreciate, provide solid income and, in most cases, should not decline as much as the broader market during slumps. "Stocks in American Mutual Fund's portfolio are probably stocks that you would have owned 10 years ago and could own 10 years from now," Berro says.

That's been true throughout the fund's lifetime. In the early 1950s, American Mutual Fund invested in companies such as American Airlines, Merck and General Motors. In the '60s and '70s, familiar names such as General Electric, Bank of America and Chrysler appeared in the portfolio. In the 1980s, companies like General Electric and Upjohn appeared. Additional familiar names came in the 1990s, including Boeing and Avon Products.

The fund's focus on companies that are leaders in their industries has helped make it resilient and provided shareholders with a rewarding investment. In its 50-year history, with dividends reinvested, American Mutual Fund has lost value over a fiscal year only nine times - and only once in the past 25 years.


[Begin Sidebar]
HOW AMERICAN MUTUAL FUND HAS FARED DURING MARKET DECLINES
Total returns with dividends excluded and capital gains reinvested:

S&P 500                   AMF
-14.8%                    -12.1%
Jan. 5, 1953 - Sept. 14, 1953
Korean War ends; recession begins

S&P 500                   AMF
-21.6%                    -18.3%
Aug. 2, 1956 - Oct. 22, 1957
Egypt seizes Suez Canal

S&P 500                   AMF
-28.0%                    -25.9%
Dec. 12, 1961 - June 26, 1962
Stocks hit postwar highs; Kennedy confronts steel industry

S&P 500                   AMF
-22.2%                    -16.2%
Feb. 9, 1966 - Oct. 7, 1966
Economy overheats, interest rates and taxes rise

S&P 500                   AMF
-36.1%                    -35.7%
Nov. 29, 1968 - May 26, 1970
Vietnam War sparks civil unrest, recession

S&P 500                   AMF
-48.2%                    -36.7%
Jan. 11, 1973 - Oct. 3, 1974
OPEC oil embargo; Watergate scandal; Nixon resigns

S&P 500                   AMF
-19.4%                    -4.7%
Sept. 21, 1976 - March 6, 1978
Carter warns of impending energy crisis

S&P 500                   AMF
-27.1%                    -7.6%
Nov. 28, 1980 - Aug. 12, 1982
Record-high interest rates provoke recession

S&P 500                   AMF
-33.5%                    -21.1%
Aug. 25, 1987 - Dec. 4, 1987
Overvalued stocks trigger market crash

S&P 500                   AMF
-19.9%                    -13.2%
July 16, 1990 - Oct. 11, 1990
Iraq invades Kuwait

S&P 500                   AMF
-19.3%                    -12.1%
July 17, 1998 - Aug. 31, 1998
"Asian flu" spreads to Russia, igniting global economic fears

[End Sidebar]


CALCULATING THE INTANGIBLE

Increased volatility seems to have become an everyday feature in the equity market. It's not unusual for the Dow Jones Industrial Average to lose 200 points, turn around and make up the lost ground before the closing bell. In this environment, there is simply no substitute for experience. There is no statistical way to measure the value of the experience among the fund's portfolio counselors and analysts, but there's no doubt that experience is one of the fund's greatest assets.

"One of the beauties of this fund is that we have people who have seen it all before," says Bob O'Donnell, a portfolio counselor and fund president. "When you've been following an industry or the market for 10, 20 or 30 years, you get a perspective that others just don't have."

That experience helps differentiate between a stock that's "hot" today but may soon fold and an investment that will stand the test of time. "It's the difference between trading and investing."

That distinction - and the discipline to maintain it - is what sets American Mutual Fund apart in the investment universe.


[Begin Sidebar]
WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

As a shareholder in American Mutual Fund, you are also a member of the American Funds, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

A LONG-TERM, VALUE-ORIENTED APPROACH
Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

A GLOBAL PERSPECTIVE
We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

A MULTIPLE PORTFOLIO COUNSELOR SYSTEM
More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS
More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline of October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES
You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR
Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The 29 American Funds offer an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund/r/
EuroPacific Growth Fund/r/
The Growth Fund of America/r/
The New Economy Fund/r/
New Perspective Fund/r/
New World Fund/sm/
SMALLCAP World Fund/r/

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund/r/
Capital World Growth and Income Fund/sm/
Fundamental Investors/sm/
The Investment Company of America/r/
Washington Mutual Investors Fund/sm/

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder/r/
The Income Fund of America/r/

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund/r/

INCOME FUNDS
Emphasis on current income through bonds
American High-Income Trust/sm/
The Bond Fund of America/sm/
Capital World Bond Fund/r/
Intermediate Bond Fund of America/r/
U.S. Government Securities Fund/sm/

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund/r/
Limited Term Tax-Exempt Bond Fund of America/sm/
The Tax-Exempt Bond Fund of America/r/

State-specific tax-exempt funds:
The Tax-Exempt Fund of California/r/
The Tax-Exempt Fund of Maryland/r/
The Tax-Exempt Fund of Virginia/r/

MONEY MARKET FUNDS
Seek stable monthly income through money market instruments
The Cash Management Trust of America/r/
The Tax-Exempt Money Fund of America/sm/
The U.S. Treasury Money Fund of America/sm/

We also offer a full line of retirement plans and variable annuities.

For more complete information about any of the American Funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at www.americanfunds.com, or phone the funds' transfer agent, American Funds Service Company, at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of our brochure A Portfolio for Every Investor.


AMERICAN MUTUAL FUND
INVESTMENT PORTFOLIO, October 31, 2000

[begin pie chart]
LARGEST INDUSTRY HOLDINGS
Banks                                                                   9.45%
Diversified Telecommunication Services                                  8.46%
Oil & Gas                                                               8.29%
Electric Utilities                                                      5.96%
Insurance                                                               5.47%
Other Industries                                                       39.21%
Bonds, Notes, Cash & Equivalents                                       23.16%
[end pie chart]


LARGEST INDIVIDUAL HOLDINGS
Verizon Communications                                                   2.31%
SBC Communications                                                       1.97
Bank of America                                                          1.91
Household International                                                  1.84
BANK ONE                                                                 1.83
Allstate                                                                 1.80
CenturyTel                                                               1.57
Royal Dutch Petroleum                                                    1.50
Xcel Energy                                                              1.47
Southern                                                                 1.44


                                                                                     Market   Percent
                                                                                      Value    of Net
Equity Securitites (Common and Preferred                              Shares     (Millions)    Assets
Stocks)
ENERGY
Oil & Gas - 8.29%
Ashland Inc.                                                        1,400,000      $   45.85       .55
Chevron Corp.                                                         493,500          40.529      .49
Conoco Inc., Class B                                                1,817,053          49.401      .59
Kerr-McGee Corp.                                                      465,000          30.370      .36
Pennzoil-Quaker State Co.                                           1,875,000          22.031      .26
Phillips Petroleum Co.                                              1,250,000          77.188      .93
Royal Dutch Petroleum Co. (New York                                 2,115,000         125.578     1.50
 registered)
Sunoco, Inc.                                                        1,100,000          32.931      .40
Texaco Inc.                                                         2,035,000         120.192     1.44
Ultramar Diamond Shamrock Corp.                                     1,125,000          29.531      .35
Unocal Corp.                                                        1,330,400          45.400      .54
USX-Marathon Group                                                  2,700,000          73.406      .88
                                                                                      692.407     8.29

MATERIALS
Chemicals - 2.15%
Air Products and Chemicals, Inc.                                      400,000          14.925      .18
Dow Chemical Co.                                                    2,025,000          62.016      .74
Ferro Corp.                                                         1,700,000          34.850      .42
International Flavors & Fragrances Inc.                                99,600           1.668      .02
PPG Industries, Inc.                                                  700,000          31.237      .37
Praxair, Inc.                                                         950,000          35.387      .42
Containers & Packaging - 0.46%
Crown Cork & Seal Co., Inc.                                         2,095,200          19.119      .23
Sonoco Products Co.                                                 1,000,000          19.312      .23
Paper & Forest Products - 2.01%
Georgia-Pacific Corp., Georgia-Pacific Group                          620,000          16.663
Georgia-Pacific Corp., Timber Group                                   725,000          20.527      .45
International Paper Co.                                               900,000          32.963      .40
Westvaco Corp.                                                      3,400,000          96.900     1.16
                                                                                      385.567     4.62

CAPITAL GOODS
Aerospace & Defense - 3.00%
BFGoodrich Co.                                                      1,217,100          49.825      .60
Boeing Co.                                                            200,000          13.562      .16
Honeywell International Inc.                                        1,200,000          64.575      .77
Lockheed Martin Corp.                                                 525,000          18.821      .23
Northrop Grumman Corp.                                                350,000          29.400      .35
Raytheon Co., Class A                                                 405,000          12.960
Raytheon Co., Class B                                                 575,000          19.658      .39
United Technologies Corp.                                             600,000          41.887      .50
Construction & Engineering - 0.18%
Fluor Corp.                                                           427,100          14.948      .18
Electrical Equipment - 0.48%
Hubbell Inc., Class B                                                 720,000          17.235      .21
Thomas & Betts Corp.                                                1,500,000          22.688      .27
Industrial Conglomerates - 0.24%
Textron Inc.                                                          400,000          20.175      .24
Machinery - 1.86%
Briggs & Stratton Corp.                                               629,100          22.451      .27
Caterpillar Inc.                                                      700,000          24.544      .29
Deere & Co.                                                           997,700          36.728      .44
Eaton Corp.                                                           300,000          20.419      .24
Harsco Corp. (1)                                                    2,025,000          40.880      .49
Pall Corp.                                                            500,000          10.781      .13
Trading Companies & Distributors - 0.27%
Genuine Parts Co.                                                   1,050,000          22.378      .27
                                                                                      503.915     6.03

COMMERCIAL SERVICES & SUPPLIES
Commercial Services & Supplies - 2.17%
Pitney Bowes Inc.                                                   3,286,700          97.574     1.17
ServiceMaster Co.                                                   5,200,000          47.450      .57
Waste Management, Inc.                                              1,800,000          36.000      .43
                                                                                      181.024     2.17

TRANSPORTATION
Road & Rail - 2.30%
Burlington Northern Santa Fe Corp.                                    513,600          13.642      .16
CSX Corp.                                                           3,350,000          84.797     1.02
Norfolk Southern Corp.                                              4,990,000          70.484      .84
Union Pacific Corp.                                                   500,000          23.438      .28
                                                                                      192.361     2.30

AUTOMOBILES & COMPONENTS
Auto Components - 1.10%
Dana Corp.                                                            700,000          15.531      .18
Delphi Automotive Systems Corp.                                       698,465          10.957      .13
Federal-Mogul Corp. 7.00% convertible                                 155,000            .775      .01
 preferred
Goodyear Tire & Rubber Co.                                          1,200,000          22.200      .27
Johnson Controls, Inc.                                                280,000          16.695      .20
TRW Inc.                                                              620,000          26.040      .31
                                                                                       92.198     1.10

CONSUMER DURABLES & APPAREL
Household Durables - 0.76%
Stanley Works                                                       2,400,000          63.900      .76
Textiles & Apparel - 0.84%
NIKE, Inc., Class B                                                   970,000          38.740      .46
VF Corp.                                                            1,150,000          31.409      .38
                                                                                      134.049     1.60

MEDIA
Media - 1.13%
Interpublic Group of Companies, Inc.                                1,325,000          56.892      .68
Knight-Ridder, Inc.                                                   750,000          37.688      .45
                                                                                       94.580     1.13

RETAILING
Multiline Retail - 1.64%
J.C. Penney Co., Inc.                                               3,100,000          36.231      .44
May Department Stores Co.                                           3,821,000         100.301     1.20
Specialty Retail - 0.27%
Lowe's Companies, Inc.                                                500,000          22.844      .27
                                                                                      159.376     1.91

FOOD & DRUG RETAILING
Food & Drug Retailing - 0.95%
Albertson's, Inc.                                                   2,402,200          56.902      .68
Walgreen Co.                                                          500,000          22.813      .27
                                                                                       79.715      .95

FOOD,  BEVERAGES & TOBACCO
Beverages - 0.46%
PepsiCo, Inc.                                                         800,000          38.750      .46
Food Products - 1.71%
ConAgra Foods, Inc. (formerly ConAgra, Inc.)                          800,000          17.100      .21
General Mills, Inc.                                                 1,400,000          58.450      .70
H.J. Heinz Co.                                                      1,200,000          50.325      .60
Ralston Purina Co.                                                    250,000           6.063      .07
Sara Lee Corp.                                                        500,000          10.781      .13
                                                                                      181.469     2.17

HOUSEHOLD & PERSONAL PRODUCTS
Household Products - 0.71%
Fort James Corp.                                                    1,000,000          32.938      .39
Kimberly-Clark Corp.                                                  400,000          26.400      .32
Personal Products - 0.29%
Avon Products, Inc.                                                   500,000          24.250      .29
                                                                                       83.588     1.00

HEALTH CARE EQUIPMENT & SERVICES
Health Care Equipment & Supplies - 0.55%
Becton, Dickinson and Co.                                           1,370,000          45.895      .55
Health Care Providers & Services - 0.41%
Aetna Inc.                                                            360,000          20.812      .25
CIGNA Corp.                                                           110,000          13.415      .16
                                                                                       80.122      .96

PHARMACEUTICALS & BIOTECHNOLOGY
Pharmaceuticals - 3.86%
Abbott Laboratories                                                 1,000,000          52.813      .63
Bristol-Myers Squibb Co.                                            1,050,000          63.984      .77
Johnson & Johnson                                                     400,000          36.850      .44
Pfizer Inc (merged with Warner-Lambert Co.)                         1,837,600          79.361      .95
Pharmacia Corp.                                                     1,620,000          89.100     1.07
                                                                                      322.108     3.86

BANKS
Banks - 9.45%
AmSouth Bancorporation                                              2,000,000          27.875      .33
Bank of America Corp.                                               3,312,000         159.183     1.91
Bank of New York Co., Inc.                                            750,000          43.172      .52
BANK ONE CORP.                                                      4,189,300         152.909     1.83
Chase Manhattan Corp.                                               1,200,000          54.600      .65
Comerica Inc.                                                         300,000          18.094      .22
First Union Corp.                                                   3,400,000         103.063     1.23
FleetBoston Financial Corp.                                           300,000          11.400      .14
Huntington Bancshares Inc.                                          1,650,000          23.719      .28
J.P. Morgan & Co. Inc.                                                100,000          16.550      .20
National City Corp.                                                 1,750,000          37.406      .45
SunTrust Banks, Inc.                                                  400,000          19.525      .23
Wachovia Corp.                                                        500,000          27.000      .32
Washington Mutual, Inc.                                               275,000          12.100      .15
Wells Fargo & Co.                                                   1,793,750          83.073      .99
                                                                                      789.669     9.45

DIVERSIFIED FINANCIALS
Diversified Financials - 2.90%
Associates First Capital Corp., Class A                               621,000          23.055      .28
Fannie Mae                                                            850,000          65.450      .78
Household International, Inc.                                       3,050,000         153.453     1.84
                                                                                      241.958     2.90

INSURANCE
Insurance - 5.47%
Allstate Corp.                                                      3,725,000         149.931     1.80
American General Corp.                                              1,110,000          89.355     1.07
Aon Corp.                                                             490,500          20.325      .24
Jefferson-Pilot Corp.                                               1,000,000          68.750      .82
Lincoln National Corp.                                                560,900          27.134      .32
SAFECO Corp.                                                        1,900,000          45.956      .55
St. Paul Companies, Inc.                                            1,085,700          55.642      .67
                                                                                      457.093     5.47

REAL ESTATE
Real Estate - 0.51%
Equity Residential Properties Trust                                   900,000          42.356      .51

SOFTWARE & SERVICES
Internet Software & Services - 0.28%
Galileo International, Inc.                                         1,200,000          23.700      .28

TECHNOLOGY HARDWARE & EQUIPMENT
Communications Equipment - 0.42%
Harris Corp.                                                        1,100,000          34.856      .42
Computers & Peripherals - 1.84%
Hewlett-Packard Co.                                                   850,000          39.472      .47
International Business Machines Corp.                               1,160,000         114.260     1.37
Office Electronics - 0.37%
Xerox Corp.                                                         3,716,900          31.361      .37
Semiconductor Equipment & Products - 0.59%
Linear Technology Corp.                                               150,000           9.685      .12
Texas Instruments Inc.                                                800,000          39.250      .47
                                                                                      268.884     3.22

TELECOMMUNICATION SERVICES
Diversified Telecommunication Services - 8.46%
AT&T Corp.                                                          4,080,000          94.605     1.13
CenturyTel, Inc.                                                    3,401,650         130.964     1.57
Qwest Communications International Inc.                             1,850,000          89.956     1.08
 (merged with U S WEST, Inc.) (2)
SBC Communications Inc.                                             2,843,892         164.057     1.97
Sprint FON Group                                                    1,315,000          33.533      .40
Verizon Communications (formed by the                               3,342,000         193.209     2.31
  merger of GTE Corp. and Bell Atlantic)
                                                                                      706.324     8.46

UTILITIES
Electric Utilities - 5.96%
Ameren Corp.                                                          300,000          11.925      .14
American Electric Power Co., Inc. (merged                           2,466,800         102.372     1.22
 with Central and South West Corp.)
Consolidated Edison, Inc.                                           1,335,700          47.000      .56
CP&L Energy, Inc. (formerly Carolina Power &                          800,000          32.250      .39
 Light Co.)
Duke Energy Corp.                                                   1,275,000         110.208     1.32
GPU, Inc.                                                             800,000          26.450      .32
Southern Co.                                                        4,100,000         120.437     1.44
TECO Energy, Inc.                                                   1,700,000          47.388      .57
Multi-Utilities - 1.47%
Xcel Energy Inc. (formerly New Century                              4,795,000         122.572     1.47
 Energies, Inc.)
                                                                                      620.602     7.43

MISCELLANEOUS
Miscellaneous - 1.03%
Other equity securities in initial period of                                          85.631      1.03
 acquisition

TOTAL EQUITY SECURITIES                                                             6,418.696    76.84
 (cost:$5,367.334 million)


                                                                   Principal
Bonds & Notes                                                         Amount

Corporate - 0.14%
J.C. Penney Co., Inc. 9.05% 2001                                 $ 12,000,000          11.753      .14

U.S. Treasury Obligations - 3.63%
4.046% January 2009 (3)                                           100,000,000         105.336     1.26
3.876% July 2002 (3)                                              100,000,000         108.050     1.29
5.625% November 2000                                               90,000,000          89.943     1.08
TOTAL BONDS & NOTES   (cost: $306.189 million)                                        315.082     3.77

TOTAL INVESTMENT SECURITIES                                                        6,733.778     80.61
 (cost: $5,673.523 million)



Short-Term Securities
Corporate Short-Term Notes - 16.04%
A.I. Credit Corp. 6.46%-6.47%                                     $50,000,000          49.748      .60
 due 11/8-12/18/00
Alcoa Inc. 6.46%-6.52% due 11/2/00-1/9/01                          65,000,000          64.348      .77
American Express Credit Corp. 6.48%                                59,450,000          59.230      .71
 due 11/20-11/21/00
AT&T Corp. 6.52% due 1/5-1/10/01                                   47,000,000          46.396      .56
BellSouth Telecommunications, Inc.                                 66,000,000          65.566      .78
 6.45%-6.46% due 12/4-12/11/00
Campbell Soup Co. 6.51% due 11/6/00                                39,000,000          38.958      .47
CIT Group, Inc. 6.49% due 11/17-11/20/00                           50,000,000          49.833      .60
Coca-Cola Co. 6.45%-6.49% due 11/14/00-1/19/01                     80,000,000          79.288      .95
Corporate Asset Funding Co. Inc. 6.47%-6.49%                       53,000,000          52.864      .63
 due 11/1-12/6/00 (4)
Eastman Kodak Co. 6.45%-6.50%                                      45,000,000          44.528      .53
 due 12/21/00-1/11/01
E.I. du Pont de Nemours & Co. 6.46%-6.49%                          75,000,000          74.719      .89
 due 11/7/00-1/10/01
Ford Motor Credit Co. 6.47%-6.51%                                  60,000,000          59.546      .71
 due 11/15/00-1/18/01
Gannett Co., Inc. 6.47% due 11/3/00 (4)                            30,000,000          29.984      .36
General Electric Capital Corp. 6.45%-6.54%                         77,500,000          76.198      .91
 due 1/11-3/9/01
General Motors Acceptance Corp. 6.50%-6.53%                        75,000,000          73.936      .89
 due 1/16/01
Gillette Co. 6.49% due 1/8/01 (4)                                  50,000,000          49.376      .59
John Hancock Capital Corp. 6.50%                                   20,000,000          19.978      .24
 due 11/6/00 (4)
Merck & Co., Inc. 6.47% due 11/27-11/28/00                         75,000,000          74.631      .89
Motorola, Inc. 6.46%-6.47% due 11/1-11/15/00                       47,300,000          47.235      .57
Park Avenue Receivables Corp. 6.51%-6.57%                          65,000,000          64.659      .77
 due 11/10/00-1/30/01 (4)
Preferred Receivables Funding Corp. 6.49%                          50,000,000          49.919      .60
 due 11/9/00 (4)
Procter & Gamble Co. 6.46%-6.47%                                   75,000,000          74.502      .89
 due 11/29-12/11/00
SBC Communications Inc. 6.47% due 11/16/00 (4)                     50,000,000          49.856      .60
Verizon Network Funding Corp. 6.46%-6.50%                          44,700,000          44.534      .53
 due 11/7-12/11/00

Federal Agency Discount Notes - 3.23%
Fannie Mae 6.40%-6.42% due 11/2/00-1/12/01                        125,600,000         124.984     1.50
Federal Home Loan Banks 6.38%-6.44%                                38,088,000          37.899      .45
 due 11/3-12/13/00
Freddie Mac 6.38%-6.39% due 11/14-12/14/00                        107,550,000         106.779     1.28
TOTAL SHORT-TERM SECURITIES                                                         1,609.494    19.27
  (cost: $1,609.550 million)
Excess of cash and receivables over payables                                            9.874      .12
TOTAL SHORT-TERM SECURITIES, CASH AND                                              1,619.368     19.39
 RECEIVABLES
NET ASSETS                                                                         $8,353.146   100.00

(1)The fund owns 5.07% of the outstanding voting securities of Harsco, and thus is considered an affiliate as defined in the Investment Company
   Act of 1940.
(2)Non-income-producing security.
(3)Index-linked bond whose principal
   amount moves with a government retail
   price index.
(4)Purchased in a private placement
   transaction; resale to the public may
   require registration or sale only to
   qualified institutional buyers.

See Notes to Financial Statements




EQUITY SECURITIES APPEARING IN THE PORTFOLIO SINCE APRIL 30, 2000
Aetna
CIGNA
Crown Cork & Seal
Dow Chemical
Fluor
Linear Technology
Lockheed Martin
Sonoco Products
Texas Instruments
Washington Mutual


EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE APRIL 30, 2000
Coca-Cola
Colgate-Palmolive
Eli Lilly
Emerson Electric
First Security
FPL Group
General Motors
Hercules
KeyCorp
Mallinckrodt



AMERICAN MUTUAL FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2000                                            (dollars in millions)

Assets:
Investment securities at market
 (cost: $5,673.523)                                                                       $6,733.778
Short-term securities
 (cost: $1,609.550)                                                                        1,609.494
Cash                                                                                            .724
Receivables for--
 Sales of investments                                                         $6.490
 Sales of fund's shares                                                        6.183
 Dividends and accrued interest                                               14.302          26.975
                                                                                           8,370.971
Liabilities:
Payables for--
 Purchases of investments                                                      2.575
 Repurchases of fund's shares                                                  9.133
 Forward currency contracts - net                                               .000
 Management services                                                           1.971
 Other expenses                                                                4.146          17.825
Net Assets at October 31, 2000                                                            $8,353.146

Total authorized capital stock--
 500,000,000 shares

Class A shares, $0.001 par value
 Net assets                                                                               $8,343.326
 Shares outstanding                                                                      342,454,600
 Net asset value per share                                                                    $24.36
Class B shares, $0.001 par value
 Net assets                                                                                   $9.820
 Shares outstanding                                                                          404,070
 Net asset value per share                                                                    $24.30


STATEMENT OF OPERATIONS
for the year ended October 31, 2000                                      (dollars in       millions)

Investment Income:
Income:
 Dividends                                                                  $197.645
 Interest                                                                    144.395        $342.040

Expenses:
 Management services fee                                                      24.702
 Distribution expenses - Class A                                              18.636
 Distribution expenses - Class B                                                .034
 Transfer agent fee - Class A                                                  5.866
 Transfer agent fee- Class B                                                    .003
 Reports to shareholders                                                        .326
 Registration statement and prospectus                                          .369
 Postage, stationery and supplies                                              1.345
 Directors' fees                                                                .152
 Auditing and legal fees                                                        .075
 Custodian fee                                                                  .154
 Taxes other than federal income tax                                            .111
 Other expenses                                                                 .095          51.868

 Net investment income                                                                       290.172

Realized Gain and Unrealized
 Depreciation on Investments:
 Net realized gain                                                                           465.571
 Net unrealized depreciation on
  investments                                                                               (771.397)

 Net realized gain and
  unrealized depreciation
  on investments                                                                            (305.826)

Net Decrease in Net Assets Resulting from
 Operations                                                                                $(15.654)







STATEMENT OF CHANGES IN NET ASSETS                             (dollars in millions)
                                                               Year Ended October 31
                                                                                 2000            1999
Operations:
Net investment income                                                    $   290.172     $   283.463
Net realized gain on investments                                             465.571       1,844.287
Net unrealized depreciation
 on investments                                                             (771.397)     (1,216.205)

Net (decrease) increase in net assets
 resulting from operations                                                   (15.654)        911.545

Dividends and distributions paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                                   (263.546)       (259.303)
  Class B                                                                       .089           0.000
Distributions from net realized
 gain on investments:
  Class A                                                                 (1,723.068)       (957.004)
  Class B                                                                      0.000           0.000

 Total dividends and distributions                                        (1,986.703)     (1,216.307)

Capital Share Transactions:
Proceeds from shares sold                                                    484.684         766.619
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments                                                               1,811.515       1,105.758
Cost of shares repurchased                                                (2,361.923)     (1,361.752)

 Net (decrease) increase in net assets
  resulting from capital share transactions                                  (65.724)        510.625


Total (Decrease) Increase in Net Assets                                   (2,068.081)        205.863

Net Assets:
Beginning of year                                                         10,421.227      10,215.364

End of year (including
 undistributed net investment
 income: $85.820 and $92.283,
 respectively)                                                            $8,353.146     $10,421.227

See Notes to Financial Statements


 Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The fund strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and original issue discounts on fixed-income securities are amortized daily over the expected life of the security. The fund does not amortize premiums on fixed-income securities.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses are accrued daily and charged to the applicable share class.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of October 31, 2000, net unrealized appreciation on investments for federal income tax purposes aggregated $1,060,954,000; $1,748,276,000 related to appreciated securities and $687,322,000 related to depreciated securities. During the year ended October 31, 2000, the fund realized, on a tax basis, a net capital gain of $476,297,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $7,282,318,000 at October 31, 2000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $24,702,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on the following rates and net asset levels:

                           Net Asset Level            (in billions)
Rate                       In Excess of               Up to
0.384%                     $0                         $1
0.330                      1                          2
0.294                      2                          3
0.270                      3                          5
0.252                      5                          8
0.240                      8

DISTRIBUTION EXPENSES - American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, received $1,428,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the year ended October 31, 2000. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.
The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Directors. The plans provide for aggregate annual expense limits of 0.25% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.25% of net assets. Also included are monthly reimbursements to AFD for commissions paid during the prior 15-month period to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted only to the extent that the fund's overall 0.25% annual expense limit is not exceeded. For the year ended October 31, 2000, aggregate distribution expenses were $18,636,000, or 0.21% of net assets attributable to Class A shares.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the period ended October 31, 2000, aggregate distribution expenses were $34,000, or 1.00% of net assets attributable to Class B shares.

As of October 31, 2000, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $2,840,000 and $8,000, respectively.

TRANSFER AGENT FEE - A fee of $5,869,000 was incurred during the year ended October 31, 2000, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund.

DEFERRED DIRECTORS'FEES <UNDEF> Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $808,000.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,048,530,000 and $3,053,856,000, respectively, during the year ended October 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended October 31, 2000, the custodian fee of $154,000 includes $34,000 that was paid by these credits rather than in cash.
The fund reclassified $33,000,000 from undistributed net investment income and $68,600,000 from undistributed net realized gains to additional paid-in capital for the year ended October 31, 2000, as a result of permanent differences between book and tax.

As of October 31, 2000, net assets consisted of the following:

                                                                            2000
Capital paid in on shares of capital stock                                  $6,850,197,000
Undistributed net investment income                                         85,820,000
Accumulated net realized gain                                               356,930,000
Net unrealized appreciation                                                 1,060,199,000
Net assets                                                                  $8,353,146,000

Capital share transactions in the fund were as follows:

                                                       Year ended          October 31,
                                     2000                                   1999
 Class A Shares:                     Amount ('000)      Shares              Amount ('000)       Shares
   Sold                              $475,157           19,829,689          $766,619            25,199,667

  Reinvestment of dividends         1,811,432          76,568,221          1,105,758           38,225,805
  and Distributions

  Repurchased                       (2,361,775)        (100,234,580)       (1,361,752)         (44,745,071)

  Net (decrease)increase in         (75,186)           (3,836,670)         510,625             18,680,401
  Class A

Class B Shares:*
  Sold                              9,527              406,808             -                   -

  Reinvestment of dividends         83                 3,599               -                   -
  and Distributions

  Repurchased                       (148)              (6,337)             -                   -

  Net increase in Class B           9,462              404,070             -                   -

Total net (decrease)                $(65,724)          (3,432,600)         $510,625            18,680,401
increase in fund


* Class B shares were not offered before March 15, 2000.



PER-SHARE DATA AND RATIOS /1/
                                                                                   Net
                                        Net asset                        gains/(losses)
                                            value,             Net        on securities   Total from
                                         beginning       investment      (both realized    investment
Year ended                                 of year           income     and unrealized)    operations
Class A:
2000                                         $30.09         0.8 /2/          $(.74) /2/          $ .06
1999                                          31.18              .82                1.78          2.60
1998                                          30.14              .84                3.48          4.32
1997                                          26.54              .83                5.19          6.02
1996                                          24.17              .84                3.52          4.36
Class B:
2000                                          21.78        0.37 /2/            2.46 /2/           2.83



                                         Dividends
                                        (from net     Distributions                        Net asset
                                        investment    (from capital               Total    value, end
Year ended                                 income)           gains)       distributions       of year
Class A:
2000                                        $(.74)          $(5.05)             $(5.79)         $24.36
1999                                          (.76)           (2.93)              (3.69)         30.09
1998                                          (.80)           (2.48)              (3.28)         31.18
1997                                          (.81)           (1.61)              (2.42)         30.14
1996                                          (.84)           (1.15)              (1.99)         26.54
Class B:
2000                                          (.31)               -                (.31)         24.30



                                                                              Ratio of      Ratio of
                                                        Net assets,            expenses    net income
                                            Total       end of year          to average    to average
Year ended                                  return    (in millions)          net assets    net assets
Class A:
2000                                         1.20%           $8,343                 .59%         3.29%
1999                                           9.01           10,421                 .57          2.67
1998                                          15.15           10,215                 .56          2.75
1997                                          24.19            9,362                 .58          2.95
1996                                          18.89            7,759                 .59          3.36
Class B:
2000                                          13.07               10           1.38 /3/      2.33 /3/




                                         Portfolio
                                          turnover
Year ended                                    rate
Class A:
2000                                    29.35% /4/
1999                                          41.53
1998                                          28.97
1997                                          19.16
1996                                          24.21
Class B:
2000                                     29.35 /4/

/1/ The periods 1996 through 2000 represent, for Class A shares, fiscal years ended October 31. The period ended 2000 represents, for Class B shares, the 230-day period ended October 31, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.
/2/ Based on average shares outstanding.
/3/ Annualized.
/4/ Represents portfolio turnover rate (equivalent for all share classes) for the year ended October 31, 2000.



Independent Auditors' Report

To the Board of Directors and Shareholders of American Mutual Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Mutual Fund, Inc. (the "fund"), including the investment portfolio, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through October 31, 2000, for Class B shares. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Mutual Fund, Inc. at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through October 31, 2000, for Class B shares, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Los Angeles, California
December 1, 2000



Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. During the fiscal year ended October 31, 2000, the fund paid a long-term capital gain distribution of $1,723,068,000 to Class A shareholders.

The fund also designates as a net investment income distribution and as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 67% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 9% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



SHAREHOLDER SERVICES

[illustration of a telephone handset]
American FundsLine/r/
Use our 24-hour automated phone system for fund information and transactions.

[illustration of a computer]
FundsLine OnLine/r/
Visit our Web site when you want to access your account, download a prospectus, or find fund information.

[illustration of coins]
Reduced sales charge
Larger purchases may qualify for a reduced sales charge. To help reach a breakpoint, you may -

* Add your present purchase to the value of all eligible household accounts and/or

* Add your present purchase to purchases you intend to make over 13 months

Assets in money market funds generally do not apply when determining sales charges.


[illustration of road signs using financial terms]
Retirement plans
A wide range of fund choices for individual and company-sponsored retirement plans.

[illustration of a building]
American FundsLink/sm/
Link your fund account to your bank account for direct transfers between the two and to purchase shares using American FundsLine or FundsLine OnLine.

[illustration of a desk calendar]
Automatic transactions
Use this service when you want to buy, sell and exchange shares on a regular basis.

[illustration of a man and money flowing from one box to another]
Flexible dividend options
Use your dividend and capital gain distributions to meet your changing needs. You may -

* Invest dividends and capital gain distributions back into the fund

* Diversify by investing dividends and capital gain distributions into another American Fund

* Take dividends in cash

* Have dividends paid directly to someone else

Because certain transactions have restrictions or tax consequences, please consult your financial adviser before requesting changes.


WOULD YOU LIKE MORE INFORMATION?
Your financial adviser will be happy to explain these services in greater detail, or you may contact American Funds Service Company.

TO CONTACT AMERICAN FUNDS SERVICE COMPANY:
Shareholder Services Representative - 8 a.m. to 8 p.m. Eastern time, Mon.-Fri.
- 800/421-0180

American FundsLine - 24-hour automated telephone system - 800/325-3590 FundsLine OnLine - Web site - www.americanfunds.com

By mail - Write to the service center nearest you.
(If you live outside the United States, please write to the Western service center.)

WESTERN
American Funds
Service Company
P.O. Box 2205
Brea, CA  92822-2205

WEST CENTRAL
American Funds
Service Company
P.O. Box 659522
San Antonio, TX 78265-9522

EAST CENTRAL
American Funds
Service Company
P.O. Box 6007
Indianapolis, IN  46206-6007

EASTERN
American Funds
Service Company
P.O. Box 2280
Norfolk, VA  23501-2280

PLEASE OBTAIN THE APPLICABLE PROSPECTUSES FROM YOUR FINANCIAL ADVISER OR OUR WEB SITE AND READ THEM CAREFULLY BEFORE INVESTING OR SENDING MONEY.
AMERICAN FUNDS RESERVES THE RIGHT TO TERMINATE OR MODIFY THESE SERVICES.




American Mutual Fund

BOARD OF DIRECTORS

H. Frederick Christie
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer,
The Mission Group; former President,
Southern California Edison Company

Mary Anne Dolan
Los Angeles, California
Founder and President, M.A.D., Inc.
(communications company); former editor,
The Los Angeles Herald Examiner

James K. Dunton
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

Martin Fenton
San Diego, California
Managing Director, Senior Resource
Group, LLC (development and management
of senior living communities)

Mary Myers Kauppila
Boston, Massachusetts
Private investor; former owner and
President, Energy Investment, Inc.

Baily Morris-Eck
Washington, D.C.
Senior Associate, Reuters Foundation;
Senior Fellow, Institute for International
Economics; consultant, The Independent
(London); former Vice President,
Brookings Institution

Robert G. O'Donnell
San Francisco, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

Kirk P. Pendleton
Huntingdon Valley, Pennsylvania
Chairman of the Board and Chief
Executive Officer, Cairnwood, Inc.
(venture capital investment)

Olin C. Robison, Ph.D.
Middlebury, Vermont
President of the Salzburg Seminar;
President Emeritus, Middlebury College

Steven B. Sample, Ph.D.
Los Angeles, California
President, University of Southern California;
Chairman of the Board, Association of
Pacific Rim Universities; former
Chairman of the Board,
Association of American Universities

CHAIRMAN EMERITUS
Jon B. Lovelace, Jr.
Los Angeles, California
Chairman Emeritus, Capital Research
and Management Company


OTHER OFFICERS

Timothy D. Armour
Los Angeles, California
Senior Vice President of the fund
Director, Capital Research and
Management Company

Joanna F. Jonsson
San Francisco, California
Senior Vice President of the fund
Executive Vice President and Research
Director, Capital Research Company

Alan N. Berro
Los Angeles, California
Vice President of the fund
Senior Vice President,
Capital Research Company

Joyce E. Gordon
Los Angeles, California
Vice President of the fund
Senior Vice President,
Capital Research Company

J. Dale Harvey
Los Angeles, California
Vice President of the fund
Vice President and Director,
Capital Research Company

Stuart R. Strachan
Los Angeles, California
Vice President of the fund
Senior Counsel - Fund Business
Management Group, Capital Research
and Management Company

Julie F. Williams
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

Sheryl F. Johnson
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

Robert P. Simmer
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company



The American Funds Group/r/

American Mutual Fund

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, California 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

There are two ways to invest in American Mutual Fund. Class A shares are a subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time. Because expenses are first deducted from income, dividends for Class B share accounts will be lower.

This report is for the information of shareholders of American Mutual Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

For information about your account or any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

Printed on recycled paper
Litho in USA CD/AL/4887
Lit. No. AMF-011-1200